EXHIBIT 99.1

CAMDEN PROPERTY TRUST ANNOUNCES FOURTH QUARTER
 AND FULL YEAR 2009 OPERATING RESULTS

Houston, TEXAS (February 8, 2010) – Camden Property Trust (NYSE: CPT) today announced operating results for the three and twelve months ended December 31, 2009.

Funds from Operations (“FFO”)
FFO for the fourth quarter of 2009 totaled ($0.53) per diluted share or ($36.3) million, as compared to $0.17 per diluted share or $10.1 million for the same period in 2008.  FFO for the three months ended December 31, 2009 included a $1.24 per diluted share impact from impairment losses on land held for development and predevelopment investments.  FFO for the three months ended December 31, 2008 included an $0.88 per diluted share impact from impairment losses on land held for development and predevelopment investments, and a $0.15 per diluted share impact from gains related to early retirement of debt.  FFO excluding these non-recurring items for the three months ended December 31, 2009 and December 31, 2008 would have been $0.71 per diluted share and $0.90 per diluted share respectively.

FFO for the twelve months ended December 31, 2009 totaled $1.68 per diluted share or $109.9 million, as compared to $2.90 per diluted share or $169.6 million for the same period in 2008.  FFO for the twelve months ended December 31, 2009 included a $1.31 per diluted share impact from impairment losses on land held for development and predevelopment investments, and a $0.04 per diluted share impact from losses related to early retirement of debt.  FFO for the twelve months ended December 31, 2008 included an $0.88 per diluted share impact from impairment losses on land held for development and predevelopment investments, and a $0.23 per diluted share impact from gains related to early retirement of debt.  FFO excluding these non-recurring items for the twelve months ended December 31, 2009 and December 31, 2008 would have been $3.04 per diluted share and $3.54 per diluted share respectively.

Net Income Attributable to Common Shareholders (“EPS”)
The Company reported a net loss attributable to common shareholders (“EPS”) of $79.3 million or $1.19 per diluted share for the fourth quarter of 2009, as compared to a net loss of $34.9 million or $0.63 per diluted share for the same period in 2008.  EPS for the three months ended December 31, 2009 included a $1.24 per diluted share impact from impairment losses on land held for development and predevelopment investments.  EPS for the three months ended December 31, 2008 included a $0.93 per diluted share impact from impairment losses on land held for development and predevelopment investments, and a $0.16 per diluted share impact from gains related to early retirement of debt.

For the twelve months ended December 31, 2009, Camden reported a net loss attributable to common shareholders of $50.8 million or $0.80 per diluted share, as compared to net income attributable to common shareholders of $71.0 million or $1.28 per diluted share for the same period in 2008.  EPS for the twelve months ended December 31, 2009 included an $1.31 per diluted share impact from impairment losses on land held for development and predevelopment investments, a $0.27 per diluted share impact from gain on sale of discontinued operations, and a $0.04 per diluted share impact from losses related to early retirement of debt.  EPS for the twelve months ended December 31, 2008 included a $1.50 per diluted share impact from gain on sale of properties including discontinued operations, a $0.93 per diluted share impact from impairment losses on land held for development and predevelopment investments, and a $0.25 per diluted share impact from gains related to early retirement of debt.

A reconciliation of net income attributable to common shareholders to FFO is included in the financial tables accompanying this press release.

Same-Property Results
For the 42,670 apartment homes included in consolidated same-property results, fourth quarter 2009 same-property net operating income (“NOI”) declined 5.5% compared to the fourth quarter of 2008, with revenues declining 5.1% and expenses declining 4.4%.  On a sequential basis, fourth quarter 2009 same-property NOI increased 2.6% compared to the third quarter of 2009, with revenues declining 2.7% and expenses declining 10.2% compared to the prior quarter.  On a full-year basis, 2009 same-property NOI declined 6.0%, with a revenue decline of 3.1% and expense growth of 1.8% compared to the same period in fiscal year 2008.  Same-property physical occupancy levels for the combined portfolio averaged 92.9% during the fourth quarter of 2009, compared to 93.7% in the fourth quarter of 2008 and 93.7% in the third quarter of 2009.

The Company defines same-property communities as communities owned and stabilized as of January 1, 2008, excluding properties held for sale and communities under redevelopment.  A reconciliation of net income to net operating income and same-property net operating income is included in the financial tables accompanying this press release.

Development Activity
During the fourth quarter, the Company completed lease-up at Camden Orange Court in Orlando, FL, a $45.5 million project that is currently 94% occupied.  Camden currently has one wholly-owned apartment community completed and in lease-up: Camden Dulles Station in Oak Hill, VA, a $72.3 million project that is currently 85% leased.

Camden also had two joint venture communities which were completed and in lease-up:  Camden Amber Oaks in Austin, TX, a $35.2 million project that is currently 80% leased; and Braeswood Place in Houston, TX, a $50.3 million project that is currently 64% leased.  Camden has two additional joint venture communities currently under construction in Houston, TX:  Belle Meade, a $36.7 million project that is currently 32% leased; and Camden Travis Street, a $39.0 million project that is currently 31% leased.

Camden recently announced a reduction in the number of planned development projects it would undertake, which resulted in a $85.6 million impairment charge during the fourth quarter of 2009.  [See press release dated February 2, 2010 for further details.]

Earnings Guidance
Camden provided initial earnings guidance for 2010 based on its current and expected views of the apartment market and general economic conditions.  Full-year 2010 FFO is expected to be $2.35 to $2.65 per diluted share, and full-year 2010 EPS is expected to be $(0.24) to $0.06 per diluted share.  First quarter 2010 earnings guidance is $0.64 to $0.68 per diluted share for FFO and $(0.01) to $0.03 per diluted share for EPS.  Guidance for EPS excludes potential future gains on the sale of properties.  Camden intends to update its earnings guidance to the market on a quarterly basis.

The Company’s initial 2010 earnings guidance is based on projections of same-property revenue declines between 2.25% and 4.25%, expense growth between 2.0% and 3.5%, and NOI declines between 5.5% and 8.5%.  Additional information on the Company’s 2010 financial outlook and a reconciliation of expected net income attributable to common shareholders to expected FFO are included in the financial tables accompanying this press release.

Conference Call
The Company will hold a conference call on Tuesday, February 9, 2010 at 11:00 a.m. Central Time to review its fourth quarter and full-year 2009 results and discuss its outlook for future performance.  To participate in the call, please dial (866) 843-0890 (Domestic) or (412) 317-9250 (International) by 10:50 a.m. Central Time and enter passcode: 4636692, or join the live webcast of the conference call by accessing the Investor Relations section of the Company’s website at camdenliving.com.  Supplemental financial information is available in the Investor Relations section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (800) 922-6336.

Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law.  These statements are based on current expectations, estimates and projections about the industry and markets in which Camden operates, management's beliefs, and assumptions made by management.  Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict.

About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, development, acquisition, management and disposition of multifamily apartment communities.  Camden owns interests in and operates 183 properties containing 63,286 apartment homes across the United States.  Upon completion of two properties under development, the Company’s portfolio will increase to 63,658 apartment homes in 185 properties.  Camden was recently named by FORTUNE® Magazine for the third consecutive year as one of the “100 Best Companies to Work For” in America.

For additional information, please contact Camden’s Investor Relations Department at (800) 922-6336 or (713) 354-2787 or access our website at camdenliving.com.

CAMDEN		OPERATING RESULTS
	(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
OPERATING DATA	2009	2008	2009	2008
Property revenues
Rental revenues	$131,420	$137,921	$537,422	$547,718
Other property revenues	21,643	19,721	86,504	76,298
Total property revenues	153,063	157,642	623,926	624,016

Property expenses
Property operating and maintenance	42,099	41,990	175,788	168,981
Real estate taxes	15,937	17,052	71,079	70,301
Total property expenses	58,036	59,042	246,867	239,282

Non-property income
Fee and asset management income	1,915	2,274	8,008	9,167
Interest and other income	412	1,077	2,826	4,736
Income (loss) on deferred compensation plans	2,907	(13,713)	14,609	(33,443)
Total non-property income (loss)	5,234	(10,362)	25,443	(19,540)

Other expenses
Property management	5,016	4,722	18,864	19,910
Fee and asset management	1,366	1,435	4,878	6,054
General and administrative	8,233	7,699	31,243	31,586
Interest	30,932	33,702	128,296	132,399
Depreciation and amortization	43,919	43,300	174,682	171,814
Amortization of deferred financing costs	1,569	837	3,925	2,958
Expense (benefit) on deferred compensation plans	2,907	(13,713)	14,609	(33,443)
Total other expenses	93,942	77,982	376,497	331,278

Income from continuing operations before gain on sale of properties, including land, gain (loss) on early retirement of debt, impairment associated
with land development activities, and equity in income (loss) of joint ventures	6,319	10,256	26,005	33,916
Gain on sale of properties, including land	-	-	-	2,929
Gain (loss) on early retirement of debt	-	8,828	(2,550)	13,566
Impairment associated with land development activities	(85,614)	(51,323)	(85,614)	(51,323)
Equity in income (loss) of joint ventures	103	(483)	695	(1,265)
Loss from continuing operations before income taxes	(79,192)	(32,722)	(61,464)	(2,177)
Income tax expense - current	(195)	(327)	(967)	(843)
Loss from continuing operations	(79,387)	(33,049)	(62,431)	(3,020)
Income from discontinued operations	-	619	1,341	4,847
Gain (loss) on sale of discontinued operations	-	(77)	16,887	80,198
Net income (loss)	(79,387)	(32,507)	(44,203)	82,025
Less (income) loss allocated to noncontrolling interests	1,851	(652)	403	(4,052)
Less income allocated to perpetual preferred units	(1,750)	(1,750)	(7,000)	(7,000)
Net income (loss) attributable to common shareholders	($79,286)	($34,909)	($50,800)	$70,973

CONDENSED CONSOLIDATED STATEMENTS OF OTHER COMPREHENSIVE INCOME
Net income (loss)	($79,387)	($32,507)	($44,203)	$82,025
Other comprehensive income (loss)
Unrealized loss on cash flow hedging activities	(1,984)	(36,109)	(12,291)	(44,386)
Reclassification of net losses on cash flow hedging activities	5,750	2,442	22,192	9,317
Gain on postretirement obligations	-	33	-	136
Comprehensive income (loss)	(75,621)	(66,141)	(34,302)	47,092
Less (income) loss allocated to noncontrolling interests	1,851	(652)	403	(4,052)
Less income allocated to perpetual preferred units	(1,750)	(1,750)	(7,000)	(7,000)
Comprehensive income (loss) attributable to common shareholders	($75,520)	($68,543)	($40,899)	$36,040

PER SHARE DATA
Net income (loss) attributable to common shareholders - basic	($1.19)	($0.63)	($0.80)	$1.28
Net income (loss) attributable to common shareholders - diluted	(1.19)	(0.63)	(0.80)	1.28
Income (loss) from continuing operations attributable to common shareholders - basic	(1.19)	(0.64)	(1.09)	(0.26)
Income (loss) from continuing operations attributable to common shareholders - diluted	(1.19)	(0.64)	(1.09)	(0.26)

Weighted average number of common and
common equivalent shares outstanding:
Basic	66,134	55,401	62,359	55,272
Diluted	66,134	55,401	62,359	55,272

Note: Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN		FUNDS FROM OPERATIONS
		(In thousands, except per share and property data amounts)

(Unaudited)	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
FUNDS FROM OPERATIONS	2009	2008	2009	2008

Net income (loss) attributable to common shareholders	($79,286)	($34,909)	($50,800)	$70,973
Real estate depreciation and amortization from continuing operations	42,773	42,403	170,480	168,264
Real estate depreciation from discontinued operations	-	-	-	2,745
Adjustments for unconsolidated joint ventures	1,988	1,960	7,800	7,103
Income (loss) allocated to noncontrolling interests	(1,794)	573	(646)	3,617
Gain (loss) on sale of operating properties, net of taxes	-	-	-	(2,929)
Gain (loss) on sale of discontinued operations	-	77	(16,887)	(80,188)
Funds from operations - diluted	($36,319)	$10,104	$109,947	$169,585

PER SHARE DATA
Funds from operations - diluted	($0.53)	$0.17	$1.68	$2.90
Cash distributions	0.45	0.70	2.05	2.80

Weighted average number of common and
common equivalent shares outstanding:
FFO - diluted	69,119	58,398	65,266	58,528

PROPERTY DATA
Total operating properties (end of period) (a)	183	181	183	181
Total operating apartment homes in operating properties (end of period) (a)	63,286	62,903	63,286	62,903
Total operating apartment homes (weighted average)	50,515	50,509	50,608	51,277
Total operating apartment homes - excluding discontinued operations (weighted average)	50,515	49,838	50,272	49,312

(a) Includes joint ventures and properties held for sale.

Note:  Please refer to the following pages for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN			BALANCE SHEETS
			(In thousands)

(Unaudited)	Dec 31,	Sep 30,	Jun 30,	Mar 31,	Dec 31,
	2009	2009	2009	2009	2008
ASSETS
Real estate assets, at cost
Land	$747,921	$746,825	$746,936	$746,935	$744,059
Buildings and improvements	4,512,124	4,484,335	4,473,906	4,466,296	4,447,587
	5,260,045	5,231,160	5,220,842	5,213,231	5,191,646
Accumulated depreciation	(1,149,056)	(1,107,227)	(1,065,861)	(1,023,466)	(981,049)
Net operating real estate assets	4,110,989	4,123,933	4,154,981	4,189,765	4,210,597
Properties under development and land	201,581	279,620	268,655	258,239	264,188
Investments in joint ventures	43,542	43,236	22,334	15,158	15,106
Properties held for sale, including land	-	6,622	6,732	20,696	20,653
Total real estate assets	4,356,112	4,453,411	4,452,702	4,483,858	4,510,544
Accounts receivable - affiliates	36,112	35,971	35,909	36,105	37,000
Notes receivable
Affiliates	45,847	54,462	54,033	58,481	58,109
Other	-	-	-	-	8,710
Other assets, net (a)	102,114	104,669	92,421	84,905	103,013
Cash and cash equivalents	64,156	81,683	157,665	7,256	7,407
Restricted cash	3,658	3,901	5,190	4,437	5,559
Total assets	$4,607,999	$4,734,097	$4,797,920	$4,675,042	$4,730,342

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
Notes payable
Unsecured	$1,645,926	$1,646,106	$1,728,150	$2,151,492	$2,103,187
Secured	979,273	976,051	969,668	680,631	729,209
Accounts payable and accrued expenses	74,420	78,466	65,012	73,250	82,575
Accrued real estate taxes	23,241	42,386	30,154	19,113	23,600
Other liabilities (b)	145,176	145,464	132,763	137,397	149,554
Distributions payable	33,025	33,028	33,050	43,136	42,936
Total liabilities	2,901,061	2,921,501	2,958,797	3,105,019	3,131,061

Commitments and contingencies

Perpetual preferred units	97,925	97,925	97,925	97,925	97,925

Shareholders' equity
Common shares of beneficial interest	770	770	769	666	660
Additional paid-in capital	2,525,656	2,522,525	2,517,788	2,242,940	2,237,703
Distributions in excess of net income attributable to common shareholders	(492,571)	(383,265)	(357,168)	(345,481)	(312,309)
Notes receivable secured by common shares	(101)	(101)	(287)	(291)	(295)
Treasury shares, at cost	(462,188)	(462,188)	(462,751)	(462,751)	(463,209)
Accumulated other comprehensive loss (c)	(41,155)	(44,921)	(41,886)	(48,716)	(51,056)
Total common shareholders' equity	1,530,411	1,632,820	1,656,465	1,386,367	1,411,494
Noncontrolling interest	78,602	81,851	84,733	85,731	89,862
Total shareholders' equity	1,609,013	1,714,671	1,741,198	1,472,098	1,501,356
Total liabilities and shareholders' equity	$4,607,999	$4,734,097	$4,797,920	$4,675,042	$4,730,342

(a) includes:
net deferred charges of:	$11,113	$11,617	$12,108	$10,061	$10,505

(b) includes:
deferred revenues of:	$2,664	$2,938	$3,183	$2,402	$2,640
distributions in excess of investments in joint ventures of:	$31,410	$30,507	$30,287	$31,318	$30,105
fair value adjustment of derivative instruments:	$41,083	$44,730	$41,797	$48,693	$51,068

(c) Represents the fair value adjustment of derivative instruments and gain on post retirement obligations.

CAMDEN	2010 Financial Outlook
	as of February 8, 2010

(Unaudited)

2009 Reported FFO, Adjusted for Non-Routine Items

	Total	Per Share
2009 Reported FFO	$109,947	$1.68
Adjustments for non-routine items:
Plus: Impairment associated with land development activities	85,614	1.31
Plus: Loss on early retirement of debt	2,550	0.04

2009 FFO adjusted for non-routine items	$198,111	$3.04

2009 Fully Diluted Shares Outstanding - FFO		65,266

December 31, 2009 Fully Diluted Shares Outstanding - FFO		69,190

2009 FFO adjusted for non-routine items and December 31, 2009 Fully Diluted Shares Outstanding - FFO		$2.86

2010 Financial Outlook

Earnings Guidance - Per Diluted Share
Expected net income attributable to common shareholders per share - diluted	($0.24) - $0.06
Expected real estate depreciation	$2.43
Expected adjustments for unconsolidated joint ventures	$0.13
Expected income allocated to noncontrolling interests	$0.03
Expected FFO per share - diluted	$2.35 - $2.65

"Same Property" Communities
Number of Units	47,359
2009 Base Net Operating Income	$353 million
Total Revenue Growth	(4.25%) - (2.25%)
Total Expense Growth	2.00% - 3.50%
Net Operating Income Growth	(8.50%) - (5.50%)
Physical Occupancy	94.00%
Impact from 1.0% change in NOI Growth is approximately $0.05 / share

Acquisitions/Dispositions
Future Dispositions Volume	$0 - $100 million
Future Acquisitions Volume (consolidated on balance sheet)	$0 - $100 million
Future Acquisitions Volume (joint venture)	$200 - $500 million

Development
Development Starts (consolidated on balance sheet)	$0 - $150 million
Development Starts (joint venture)	$0 - $150 million
2010 Incremental FFO Dilution vs. 2009 from Impaired Assets (excludes 2009 impairment loss on land)	($6.5 million)

Capitalized Maintenance Expenditures	$35 - $40 million

Non-Property Income
Non-Property Income, Net	$5 - $7 million
Includes: Fee and asset management income, net of expenses and
Interest and other income

Corporate Expenses
General and Administrative and Property Management Expense	$48 - $52 million

Debt
Capitalized Interest	$4 - $6 million
Expensed Interest	$127 - $130 million
30 Day LIBOR (average)	0.58%

Note: Please refer to pages 29 and 30 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements earlier in this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
	DEFINITIONS & RECONCILIATIONS
	(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income attributable to common shares computed in accordance with generally accepted accounting principles (“GAAP”), excluding gains or losses from depreciable operating property sales, plus real estate depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Camden’s definition of diluted FFO also assumes conversion of all dilutive convertible securities, including minority interests, which are convertible into common equity. The Company considers FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties and excluding depreciation, FFO can help one compare the operating performance of a company's real estate between periods or as compared to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2009	2008	2009	2008
Net income (loss) attributable to common shareholders	($79,286)	($34,909)	($50,800)	$70,973
Real estate depreciation and amortization from continuing operations	42,773	42,403	170,480	168,264
Real estate depreciation from discontinued operations	-	-	-	2,745
Adjustments for unconsolidated joint ventures	1,988	1,960	7,800	7,103
Income (loss) allocated to noncontrolling interests	(1,794)	573	(646)	3,617
Gain (loss) on sale of operating properties, net of taxes	-	-	-	(2,929)
Gain (loss) on sale of discontinued operations	-	77	(16,887)	(80,188)
Funds from operations - diluted	($36,319)	$10,104	$109,947	$169,585

Weighted average number of common and
common equivalent shares outstanding:
EPS diluted	66,134	55,401	62,359	55,272
FFO diluted	69,119	58,398	65,266	58,528

Net income attributable to common shareholders - diluted	($1.19)	($0.63)	($0.80)	$1.28
FFO per common share - diluted	($0.53)	$0.17	$1.68	$2.90

Expected FFO
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected net income attributable to common shareholders (EPS). A reconciliation of the ranges provided for expected net income attributable to common shareholders per diluted share to expected FFO per diluted share is provided below:

	1Q10 Range		2010 Range
	Low	High	Low	High

Expected net income attributable to common shareholders per share - diluted	($0.01)	$0.03	($0.24)	$0.06
Expected real estate depreciation	0.61	0.61	2.43	2.43
Expected adjustments for unconsolidated joint ventures	0.03	0.03	0.13	0.13
Expected income allocated to noncontrolling interests	0.01	0.01	0.03	0.03
Expected FFO per share - diluted	0.64	0.68	$2.35	$2.65

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements earlier in this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)
NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. The Company considers
NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs.
A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2009	2008	2009	2008
Net income (loss) attributable to common shareholders	$(79,286)	$(34,909)	$(50,800)	$70,973
Less: Fee and asset management income	(1,915)	(2,274)	(8,008)	(9,167)
Less: Interest and other income	(412)	(1,077)	(2,826)	(4,736)
Less: (Income) loss on deferred compensation plans	(2,907)	13,713	(14,609)	33,443
Plus: Property management expense	5,016	4,722	18,864	19,910
Plus: Fee and asset management expense	1,366	1,435	4,878	6,054
Plus: General and administrative expense	8,233	7,699	31,243	31,586
Plus: Interest expense	30,932	33,702	128,296	132,399
Plus: Depreciation and amortization	43,919	43,300	174,682	171,814
Plus: Amortization of deferred financing costs	1,569	837	3,925	2,958
Plus: (Expense) benefit on deferred compensation plans	2,907	(13,713)	14,609	(33,443)
Less: Gain on sale of properties, including land	-	-	-	(2,929)
Less: (Gain) loss on early retirement of debt	-	(8,828)	2,550	(13,566)
Less: Equity in (income) loss of joint ventures	(103)	483	(695)	1,265
Plus: Impairment associated with land development activities	85,614	51,323	85,614	51,323
Plus: Income allocated to perpetual preferred units	1,750	1,750	7,000	7,000
Plus: Income (loss) allocated to noncontrolling interests	(1,851)	652	(403)	4,052
Plus: Income tax expense - current	195	327	967	843
Less: Income from discontinued operations	-	(619)	(1,341)	(4,847)
Less: (Gain) loss on sale of discontinued operations	-	77	(16,887)	(80,198)
Net Operating Income (NOI)	$95,027	$98,600	$377,059	$384,734

"Same Property" Communities	$78,257	$82,810	$314,342	$334,426
Non-"Same Property" Communities	14,758	13,791	55,969	43,833
Development and Lease-Up Communities	797	450	2,499	698
Redevelopment Communities	787	744	2,886	3,000
Dispositions / Other	428	805	1,363	2,777
Net Operating Income (NOI)	$95,027	$98,600	$377,059	$384,734

EBITDA
EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, gain on sale of real estate assets, impairment associated with land development activities, (gain) loss on early retirement of debt, and income (loss) allocated to noncontrolling interests. The Company considers EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions.
A reconciliation of net income attributable to common shareholders to EBITDA is provided below:

	Three Months Ended		Twelve Months Ended
	December 31,		December 31,
	2009	2008	2009	2008
Net income (loss) attributable to common shareholders	($79,286)	($34,909)	($50,800)	$70,973
Plus: Interest expense	30,932	33,702	128,296	132,865
Plus: Amortization of deferred financing costs	1,569	837	3,925	2,958
Plus: Depreciation and amortization	43,919	43,300	174,682	171,814
Plus: Income allocated to perpetual preferred units	1,750	1,750	7,000	7,000
Plus: Income (loss) allocated to noncontrolling interests	(1,851)	652	(403)	4,052
Plus: Income tax expense - current	195	327	967	843
Plus: Real estate depreciation and amortization from discontinued operations	-	-	-	2,762
Less: Gain on sale of properties, including land	-	-	-	(2,929)
Less: (Gain) loss on early retirement of debt	-	(8,828)	2,550	(13,566)
Less: Equity in (income) loss of joint ventures	(103)	483	(695)	1,265
Plus: Impairment associated with land development activities	85,614	51,323	85,614	51,323
Less: (Gain) loss on sale of discontinued operations	-	77	(16,887)	(80,198)
EBITDA	$82,739	$88,714	$334,249	$349,162